                                                                    EXHIBIT 3.2

                            BUSINESS CORPORATIONS ACT
                               (SECTION 27 OR 171)

                                                                          FORM 4
================================================================================
ALBERTA CONSUMER
  AND CORPORATE AFFAIRS                                   ARTICLES OF AMENDMENT
================================================================================

1.       NAME OF CORPORATION:                               GEO-CAN ENERGY INC.

2.       CORPORATE ACCESS NUMBER:                           207662032

3.       THE ARTICLES OF THE ABOVE-NAMED CORPORATION ARE AMENDED AS FOLLOWS:

A.       Pursuant to Section 167 (1)(a) of the Business Corporations Act, R.S.
         A. 1981, C. B-15, Item 1 of the Articles of Incorporation of the Corporation be amended by deleting the same in its entirety and replacing it with the following:

         "1. NAME OF THE CORPORATION:

                  GEOCAN ENERGY INC."

















--------------------------------------------------------------------------------
Date                           Signature                                  Title

FEBRUARY 11, 1998                                           SECRETARY-TREASURER
                     ---------------------------------
                           WILLIAM C. GUINAN

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For Departmental Use Only                                         Filed

                            BUSINESS CORPORATIONS ACT
                               (SECTION 27 OR 171)

                                                                          FORM 4
================================================================================
ALBERTA CONSUMER
  AND CORPORATE AFFAIRS                                   ARTICLES OF AMENDMENT
================================================================================

1.       NAME OF CORPORATION:                                 GEOCAN ENERGY INC.

2.       CORPORATE ACCESS NUMBER:                             207662032

3.       THE ARTICLES OF THE ABOVE-NAMED CORPORATION ARE AMENDED AS
         FOLLOWS:

A.       Pursuant to Section 167 (1)(k) of the Business Corporations Act, R.S.
         A. 1981, C. B-15, Item 4 of the Articles of Incorporation of the Corporation be amended by deleting the same in its entirety and replacing it with the following:

         "4. MINIMUM AND MAXIMUM NUMBER OF DIRECTORS:

                  MINIMUM OF THREE (3); MAXIMUM OF ELEVEN (11)."

B.       Pursuant to Section 167 (1)(l) of the Business Corporations Act, R.S.
         A. 1981, C. B-15, Item 3 of the Articles of Incorporation of the Corporation be amended by deleting the same in its entirety and replacing it with the following:

         "3. RESTRICTIONS, IF ANY, ON SHARE TRANSFER:

                  NONE."

C.       "6.  OTHER PROVISIONS, IF ANY:

         THE DIRECTORS OF THE CORPORATION MAY, BETWEEN ANNUAL MEETINGS, APPOINT ONE OR MORE ADDITIONAL DIRECTORS OF THE CORPORATION TO SERVE UNTIL THE NEXT ANNUAL MEETING OF THE CORPORATION, BUT THE NUMBER OF ADDITIONAL DIRECTORS CANNOT AT ANY TIME EXCEED ONE- THIRD (1/3) OF THE NUMBER OF DIRECTORS WHO HELD OFFICE AT THE EXPIRATION OF THE LAST ANNUAL MEETING OF THE CORPORATION."

--------------------------------------------------------------------------------
Date                      Signature                                        Title

APRIL 09, 1998                                                         PRESIDENT
                          --------------------------------
                          WAYNE S. WADLEY

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For Departmental Use Only                                                  Filed